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SUPPLEMENT TO PROSPECTUS
Dated October 13, 1995


WAIVER OF CDSC
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        The accompanying Prospectus of the Flex-Partners (the "Prospectus")
describes on pages 28 and 29 under the caption "Sales Charge Waivers", certain waivers of the contingent deferred sales charge ("CDSC") on the redemption of Class C Shares of the Flex-Partners Funds (the "Funds"). The Prospectus is hereby supplemented to include the following additional CDSC waiver:

        Each of the Funds may waive the CDSC on the redemption of Class C Shares owned by banks and bank trust departments, either in their fiduciary capacities or for their own accounts. A bank or bank trust department may charge fees to clients for whose account it purchases shares for which the CDSC has been waived.

TEMPORARY INCREASE IN DEALER'S SALES CONCESSION
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        The Prospectus describes on pages 26 and 27 under the caption "Class A
Shares" how the sales charge on Class A Shares of the Funds is allocated between your investment dealer and the Distributor of the Funds, Roosevelt & Cross, Incorporated (the "Distributor"). For the period from October 16, 1995 through November 24, 1995, the entire sales charge will be allocated to your investment dealer and none will be retained by the Distributor.